UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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Aytu BioScience, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other Than the Registrant)

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AYTU BIOSCIENCE, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 27, 2018

To the Stockholders of Aytu BioScience, Inc.:

The 2018 Annual Meeting of Stockholders of Aytu BioScience, Inc. will be held at the Corporate Office at 373 Inverness Pkwy, Ste 206, Englewood, CO 80112, on June 27, 2018, at 10:00 a.m. Mountain Standard Time, for the following purposes:

1.	To elect five directors named in the proxy statement to serve until the 2019 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares;

3.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number up to 1-for-20, as determined by our board of directors, at any time that is up to one year after the date of our 2018 annual meeting of shareholders if and as determined by our board of directors;

4.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018; and

5.	To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on May 3, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Englewood, Colorado for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish these proxy materials (including an electronic proxy card for the meeting and our 2017 Annual Report to Stockholders which is our Annual Report on Form 10-K for the year ended June 30, 2017 as amended, the “2017 10-K”) to stockholders via the Internet. On or about May 16, 2018, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and 2017 Annual Report to Stockholders and how to vote. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Englewood, Colorado
Dated: May 9, 2018

By Order of the Board of Directors

/s/ Joshua Disbrow
Joshua R. Disbrow
Chairman and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING

Q:	Who may vote at the meeting?

A:	Our Board of Directors has set May 3, 2018 as the record date for the annual meeting of stockholders. If you owned shares of our common stock at the close of business on May 3, 2018, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of May 3, 2018, there were 35,883,069 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the Notice of Internet Availability of Proxy Materials.

Q:	What is the quorum requirement for the meeting?

A:	A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

●	are present and entitled to vote in person at the meeting; or

●	properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. Each proposal listed in this proxy statement identifies the votes needed to approve or ratify the proposed action.

Q:	What proposals will be voted on at the meeting?

A:	The four proposals to be voted on at the meeting are as follows:

1.	To elect the five directors named in the proxy statement to serve until the 2019 Annual Meeting of Stockholders or until their successors have been elected and qualified;

2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares;

3.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number up to 1-for-20, as determined by our board of directors, at any time that is up to one year after the date of our 2018 annual meeting of shareholders if and as determined by our board of directors; and

4.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the proxy card or voter instruction card will vote the shares they represent using their best judgment.

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Q:	Can I access these proxy materials on the Internet?

A:	Yes. The Notice of Annual Meeting, Proxy Statement, and 2017 Annual Report to Stockholders (which is the 2017 10-K), are available for viewing, printing, and downloading at www.proxyvote.com. Our 2017 10-K is also available under the Company—Investors—Financial Filings section of our website at www.aytubio.com and through the SEC’s EDGAR system at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the meeting.

Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●	Via the Internet by accessing the proxy materials on the secured website https://www.proxyvote.com and following the voting instructions on that website;

●	Via telephone by calling toll free 1-800-690-6903 in the United States and following the recorded instructions; or

●	By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and completing, dating, signing and returning the proxy card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on June 26, 2018. If stockholders have any questions or need assistance voting their proxy, please call David Green, our Chief Financial Officer, at our headquarters at 1-720-437-6580. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

●	Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112;

●	Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before or at the meeting and before the taking of the vote, at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112; or

●	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

●	If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 p.m. Eastern Time on June 26, 2018 (your latest telephone or internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answers to the two previous questions.

Q:	Where can I find the voting results of the meeting?

A:	We will announce the voting results at the annual meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the annual meeting.

Q:	For how long can I access the proxy materials on the Internet?

A:	The Notice of Annual Meeting, Proxy Statement and 2017 Annual Report to Stockholders are also available, free of charge, in PDF and HTML format under the Company—Investors—Financial Filings section of our website at www.aytubio.com and will remain posted on this website at least until the conclusion of the meeting.

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AYTU BIOSCIENCE, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2018

This proxy statement has been prepared by the management of Aytu BioScience, Inc. “We,” “our” and the “Company” each refers to Aytu BioScience, Inc.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, our 2017 Annual Report to Stockholders, including financial statements, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials will first available on the Internet on or about May 16, 2018. We will mail a Notice of Internet Availability of Proxy Materials on or about May 16, 2018 to our stockholders of record and beneficial owners as of May 3, 2018, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on May 3, 2018. As of May 3, 2018, there were 35,883,069 shares of common stock outstanding and entitled to vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on. Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to any matters.

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Assuming the presence of a quorum at the meeting:

●	The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

●	The affirmative vote of the holders of a majority of the total outstanding shares of common stock as of the record date is necessary to approve the amendment to our certificate of incorporation. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will effectively be a vote against this proposal.

●	The affirmative vote of the holders of a majority of the total outstanding shares of common stock as of the record date is necessary to approve the reverse stock split. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will effectively be a vote against this proposal.

●	The ratification of the appointment of our independent registered public accounting firm required the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Attending the Annual Meeting

If you are a holder of record and plan to attend the annual meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our Board of Directors shall be determined solely and exclusively by resolution duly adopted from time to time by our Board. There are five directors presently serving on our Board, and the number of directors to be elected at this annual meeting is five. Our full Board has proposed the five nominees listed below (who are our current directors) for re-election to the Board for a one-year term.

Our Board has determined that, under NASDAQ rules, all of our directors are independent, except for Mr. Disbrow, who is not independent due to being an executive officer of the Company. In addition to the specific bars to independence set forth in the NASDAQ rules, we also consider whether a director or his affiliates have provided any services to, worked for or received any compensation from us or any of our subsidiaries in the past three years in particular. In addition, none of the nominees are related by blood, marriage or adoption to any other nominee or any of our executive officers, except that Joshua Disbrow and Jarrett Disbrow, our Chief Operating Officer, are brothers.

Directors with Terms Expiring in 2016

Name	Age	Director Since	Position(s) with Aytu
Joshua R. Disbrow	43	January 2016	Chairman & Chief Executive Officer, Director
Gary V. Cantrell	62	July 2016	Director
Carl C. Dockery	54	April 2016	Director
John A. Donofrio, Jr.	50	July 2016	Director
Michael E. Macaluso	65	April 2016	Director

Joshua R. Disbrow – Chairman and Chief Executive Officer

Joshua R. Disbrow has been employed by us since April 16, 2015 and a member of our Board of Directors since January 2016. Prior to the closing of the merger with Luoxis Diagnostics, Inc. and Vyrix Pharmaceuticals, Inc. that formed Aytu BioScience, Mr. Disbrow was the Chief Executive Officer of Luoxis since January 2013. Mr. Disbrow served as the Chief Operating Officer of Ampio Pharmaceuticals, Inc. (“Ampio”) from December 2012 until April 2015. Prior to joining Ampio, he served as the Vice President of Commercial Operations at Arbor Pharmaceuticals LLC (“Arbor”), a specialty pharmaceutical company, from May 2007 through October 2012. He joined Arbor as that company’s second full-time employee. Mr. Disbrow led the company’s commercial efforts from inception to the company’s acquisition in 2010 and growth to over $127 million in net sales in 2011. By the time Mr. Disbrow departed Arbor in late 2012, he handled the growth of the commercial organization to comprise over 150 people in sales, marketing sales training, managed care, national accounts, and other commercial functions. Mr. Disbrow has spent over 17 years in the pharmaceutical, diagnostic and medical device industries and has held positions of increasing responsibility in sales, marketing, sales management, commercial operations and commercial strategy. Prior to joining Arbor, Mr. Disbrow served as Regional Sales Manager with Cyberonics, Inc., a medical device company focused on neuromodulation therapies from June 2005 through April 2007. Prior to joining Cyberonics he was the Director of Marketing at LipoScience Inc., an in vitro diagnostics company. Mr. Disbrow holds an MBA from Wake Forest University and BS in Management from North Carolina State University. Mr. Disbrow’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a director of our Company in light of our business and structure.

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Gary V. Cantrell – Director

Gary Cantrell joined our Board of Directors in July 2016. He has 30 years of experience in the life sciences industry ranging from clinical experience as a respiratory therapist to his current consulting role with Mayne Pharma Group Limited (“Mayne”) (ASX: MYX) as Business Development Executive focused on acquiring branded prescription assets for Mayne’s U.S. Specialty Brands Division, a position he has held since July 2015. Mr. Cantrell served as CEO of Yasoo Health Inc. (“Yasoo”), a global specialty nutritional company from 2007 through June 2016, highlighted by the sale of its majority asset AquADEKs to Actavis Generics in March 2016. Previously, he was President of The Catevo Group, a U.S.-based healthcare consulting firm. Prior to that, he was Executive Vice President, Sales and Marketing for TEAMM Pharmaceuticals Inc., an Accentia Biopharmaceuticals company, where he led all commercial activities for a public specialty pharmaceutical business. His previous 22 years were at GlaxoSmithKline plc where he held progressively senior management positions in sales, marketing and business development. Mr. Cantrell is a graduate of Wichita State University and serves as an advisor to several emerging life science companies. He served as a director for Yasoo Health Inc., Yasoo Health Limited and Flexible Stenting Solutions, Inc., a leading developer of next generation peripheral arterial, venous, neurovascular and biliary stents, which was sold to Cordis, while a Division of Johnson & Johnson in March 2013. Mr. Cantrell served as a director of Vyrix from February 2014 to April 2015. Mr. Cantrell’s experience in consulting and executive management within the pharmaceutical industry led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Carl C. Dockery – Director

Carl Dockery joined our Board of Directors in April 2016. Mr. Dockery is a financial executive with 30 years of experience as an executive in the insurance and reinsurance industry and more recently in 2006 as the founder and president of a registered investment advisory firm, Alpha Advisors, LLC. Mr. Dockery’s career as an insurance executive began in 1988 as an officer and director of two related and closely held insurance companies, including serving as secretary of Crossroads Insurance Co. Ltd. of Bermuda and as vice president of Gulf Insurance Co. Ltd. of Grand Cayman. Familiar with the London reinsurance market, in the 1990s, Mr. Dockery worked at Lloyd’s and the London Underwriting Centre brokering various types of reinsurance placements. Mr. Dockery serves as a director of CytoDyn Inc. (OTCQB: CYDY), a biotechnology company. Mr. Dockery graduated from Southeastern University with a Bachelor of Arts in Humanities. Mr. Dockery’s financial expertise and experience, as well as his experience as a director of a publicly traded biopharmaceutical company, led to the conclusion that he should serve as a director of our Company in light of our business and structure.

John A. Donofrio, Jr. – Director

John Donofrio joined our Board of Directors in July 2016. He is a senior finance executive with 24 years of experience in the pharmaceutical industry across a broad range of areas, including consolidated financial reporting, international accounting and internal controls, financial systems development and implementation, cost accounting, inventory management, supply chain, transfer pricing, budget and forecast planning, integration of mergers and acquisitions and business development. He has served as the Chief Financial Officer and Head of Business Development at TrialCard since March of 2018. TrialCare is a technology-driven pharmaceutical services company providing patient access and support programs to the pharmaceutical and biotechnology industries. Prior to joining TrialCard, Mr. Donofrio was the Chief Financial Officer and Head of North American Business Development for Merz North America, or Merz, since August 2013. Merz is a specialty healthcare company that develops and commercializes innovative treatment solutions in aesthetics, dermatology and neurosciences in the United States and Canada. At Merz, Mr. Donofrio is accountable for financial performance, cost management, business development and strategic business planning and analysis for the finance organization in North America. Prior to joining Merz, Mr. Donofrio served as Vice President, Stiefel Global Finance, U.S. Specialty Business and Puerto Rico for Stiefel, a GlaxoSmithKline plc company from July 2009 to July 2013. In that role, Mr. Donofrio was responsible for the financial strategy, management reporting, and overall control framework for the Global Dermatology Business Unit. He was also the Senior Finance Partner accountable for the U.S. Specialty Business Units of GlaxoSmithKline plc. Mr. Donofrio served as a director of Vyrix from February 2014 to April 2015. Mr. Donofrio holds a degree in Accounting from North Carolina State University. Mr. Donofrio’s financial expertise and experience in the pharmaceutical industry, led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Michael Macaluso – Director

Michael Macaluso joined our Board of Directors in April 2015. Mr. Macaluso is also the Chairman and Chief Executive Officer of Ampio. Mr. Macaluso has been a member of Ampio’s board of directors since March 2010 and Ampio’s Chief Executive Officer since January 2012. Mr. Macaluso served in the roles of president and Chief Executive Officer of Isolagen, Inc. (AMEX: ILE) from June 2001 until September 2004. Mr. Macaluso also served on the board of directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm. Mr. Macaluso’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities, and corporate finance led to the conclusion that he should serve as a director of our Company in light of our business and structure.

Vote Required

Directors are elected by a plurality of the votes cast at the annual meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR all five of the director nominees listed above.

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PROPOSAL NO. 2 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 100,000,000 TO 300,000,000 SHARES

General

Our Board of Directors has unanimously approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 up to 300,000,000 shares. The text of the form of amendment to the Certificate of Incorporation, is set forth in Appendix A to this proxy statement. If approved by our stockholders, we intend to file the amendment with the Secretary of State of the state of Delaware as soon as practicable following the annual meeting, and the amendment will be effective upon such filing, provided, however, that the Board of Directors reserves the right to abandon the proposed amendment notwithstanding authorization by the stockholders, and without any further action by the stockholders, in which event the number of our authorized shares of common stock as set forth in our Certificate of Incorporation will continue as currently in effect. If the proposal is not approved by our stockholders, our Certificate of Incorporation will continue as currently in effect.

Authorized and Outstanding Capital Stock

As of May 3, 2018, we had 150,000,000 authorized shares of capital stock, consisting of 100,000,000 shares designated as common stock, $0.0001 par value per share, of which 35,883,069 shares were issued and outstanding, and 50,000,000 shares of preferred stock, $0.0001 par value per share, of which no shares were issued and outstanding, included in this amount are 810,000 restricted shares. Of the remaining 64,116,931 authorized shares of common stock, 34,830 shares are reserved for issuance upon the exercise of issued and outstanding options, and 37,657,387 shares are reserved for issuance upon the exercise of issued and outstanding warrants. Thus, as of May 3, 2018, we have an aggregate of 73,575,286 shares of our authorized common stock issued or reserved for future issuance.

Background and Purpose of the Amendment

Our Board of Directors believes it to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in our Board’s discretion in connection with possible future financings or for other corporate uses is critical to our long-term success and is in the best interests of our Company and our stockholders. While we currently have no specific understandings, arrangements or agreements with respect to any future actions that would require us to issue a material amount of the additional new shares of our common stock, in light of our potential need for additional financing in the future, our Board believes that the currently available unissued shares do not provide sufficient flexibility and may have to draw on the proposed increase in authorized shares in the future.

Effects of the Amendment

If the proposed amendment of our Certificate of Incorporation is approved and implemented, the number of authorized shares of common stock of our Company will be increased from 100,000,000 to 300,000,000. The amendment will not change the par value of the shares of our common stock, affect the number of shares of our common stock that are outstanding, or affect the legal rights or privileges of holders of existing shares of common stock. The increase will not have any effect on the authorized or outstanding shares of preferred stock. The increase will not have any effect on any outstanding equity incentive awards or warrants to purchase our common stock.

The issuance in the future of additional authorized shares of common stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock.

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Possible Anti-Takeover Implications of the Authorized Share Increase

We have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. The increase in the authorized shares of common stock is not being recommended by our Board of Directors as part of an anti-takeover strategy. As indicated above, the purpose of the increase in our authorized shares of common stock is to ensure that we have sufficient authorized common stock to, among other things, provide flexibility to consummate future equity financings and other corporate opportunities. However, our authorized but unissued shares of common stock could (within the limits imposed by applicable law and regulation) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.

Our Board did not propose the increase in our authorized shares of common stock in response to any effort known to our Board to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. Further, our Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation or the adoption of any other arrangement that could be construed as limiting the ability of third parties to consummate a takeover or effect a change of control. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by our Company to oppose changes in control of our Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices and perpetuate our Company’s management.

An increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control our Company.

Vote Required

Approval of the amendment to our Certificate of Incorporation to effect an increase in the number of authorized shares of common stock from 100,000,000 to 300,000,000 shares requires the receipt of the affirmative vote of a majority of the outstanding shares of common stock issued and outstanding as of the record date. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will effectively be a vote against this proposal.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the amendment to our Certificate of Incorporation to increase our authorized shares of common stock.

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PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF OUR BOARD
OF DIRECTORS

The Board of Directors is recommending that the Company’s shareholders approve an amendment to the Company’s Certificate of Incorporation to permit the Board of Directors to effect a reverse stock split of our issued and outstanding common stock, as described below.

The form of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock will be substantially as set forth on Appendix B (provided that, if both Proposal No. 2 and Proposal No. 3 are approved, the Company may file a single amendment with the Secretary of State of Delaware to effect both actions). Approval of the proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock by a ratio of any whole number up to 1-for-20, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion, provided that the Board of Directors determines to effect the reverse split and such amendment is filed with the Secretary of State of Delaware no later than one year after the date of our annual meeting. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the reverse split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;

●	the continued listing requirements of the NASDAQ Capital Market;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the reverse split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the reverse split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the reverse split determined by our Board of Directors, no less than two and no more than twenty shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Holders will receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. The amendment to our Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

On April 9, 2018, the Company received a letter from The NASDAQ Stock Market LLC notifying the Company that it has failed to comply with the minimum bid price requirement of NASDAQ Listing Rule 5550(a)(2). NASDAQ Listing Rule 5550(a) (2) requires that companies listed on the NASDAQ Capital Market maintain a minimum closing bid price of at least $1.00 per share.

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Under NASDAQ Listing Rule 5810(c)(3)(A), the Company has a 180 calendar day grace period to regain compliance by meeting the continued listing standard. The continued listing standard will be met if the Company’s common stock has a minimum closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days during the 180 calendar day grace period.

The primary purpose of the reverse split is to increase the market price of our common stock so that we can meet the minimum bid price rule requirements of the NASDAQ Capital Market. As of May 8, 2018, the last reported closing price of the Company’s common stock was $0.40. A delisting of the Company's common stock may materially and adversely affect a holder’s ability to dispose of, or to obtain accurate quotations as to the market value, of, the common stock. In addition, any delisting may cause the common stock to be subject to “penny stock” regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker-dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of shares of common stock. If the Company’s common stock becomes subject to these regulations, the market price of the common stock and the liquidity thereof could be materially and adversely affected. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the reverse split over the minimum bid price requirement of the NASDAQ Capital Market. In addition to increasing the market price of our common stock, the reverse split would also reduce certain of our costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that approval of the reverse split is in the Company’s and our stockholders’ best interests.

Additionally, we believe that the reverse split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the reverse split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the reverse split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the reverse split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse split. Accordingly, the total market capitalization of our common stock after the reverse split may be lower than the total market capitalization before the reverse split.

We cannot be sure that our share price will comply with the requirements for continued listing of our shares of common stock on the NASDAQ Capital Market in the future or that we will comply with the other continued listing requirements. If our shares of common stock are delisted from the NASDAQ Capital Market, we believe that our shares of common stock would likely be eligible to be quoted on the OTCQB, an inter-dealer electronic quotation and trading system operated by OTC Markets Group. These markets are generally considered not to be as efficient as, and not as broad as, the NASDAQ Capital Market. Selling our shares of common stock on these markets could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our shares of common stock are delisted, broker-dealers would have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

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A delisting from the NASDAQ Capital Market and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

There are risks associated with the reverse split. We cannot predict whether the reverse split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

●	the market price per share of our common stock after the reverse split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse split;

●	the reverse split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and

●	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by NASDAQ, or that we will otherwise meet the requirements of NASDAQ for continued inclusion for trading of our common stock on the NASDAQ Capital Market.

The market price of our common stock will also be affected by our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split.

Procedure for Implementing the Reverse Stock Split

The reverse split would become effective upon the filing of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of Delaware. The exact timing of the filing of the certificate of amendment that will effect the reverse split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse split. If a certificate of amendment effecting the reverse split has not been filed with the Secretary of State of the State of Delaware within one year after the 2018 annual meeting, our Board of Directors will abandon the reverse split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the reverse split determined by our Board of Directors, a minimum of two and a maximum of twenty shares of existing common stock will be combined into one new share of common stock. Based on 35,883,069 shares of common stock issued and outstanding as of May 3, 2018, immediately following the reverse split the Company would have approximately 17,941,535 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and 1,794,154 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-20. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 1,794,154 and 17,941,535 shares.

The actual number of shares issued after giving effect to the reverse split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

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The reverse split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share, as a result of the reverse split, will be rounded up to the next whole number. In addition, the reverse split will not affect any stockholder’s proportionate voting power.

The reverse split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Following the reverse split, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the reverse split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Authorized Shares of Common Stock

The reverse split will not affect the number of authorized shares of the Company’s common stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of common stock will be reduced under the reverse split by the ratio as determined by the board, the number of authorized but unissued shares will increase (a separate proposal to be voted upon at the 2018 Annual Meeting, however, would approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 100,000,000 to 300,000,000. See Proposal No. 2.) The reverse split will not have an effect on the number of authorized shares of preferred stock, which would remain at 50,000,000 shares of preferred stock, par value $0.0001. While we currently have no specific understandings, arrangements or agreements with respect to any future actions that would require us to issue a material amount of the additional new shares of our common stock, in light of our potential need for additional financing in the future, our board is requesting shareholders to provide the flexibility to issue additional shares in the future if and as needed. See Proposal No. 2 above.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the reverse split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-reverse split common stock.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the reverse split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse split common stock (the “New Certificates”).  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company will not issue fractional shares in connection with the reverse stock split. Therefore, the Company will not issue certificates representing fractional shares. Stockholders will receive, in lieu of any fractional share, the number of shares rounded up to the next whole number.

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The ownership of a fractional share interest following the reverse split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number, as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments will generally be required to be made to the per share exercise or conversion price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse split as was the case immediately preceding the reverse split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted.

Accounting Matters

The amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, following the reverse split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the reverse split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The reverse split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. No gain or loss will be recognized by us as a result of the reverse stock split.

Vote Required

Approval of the reverse split requires the receipt of the affirmative vote of a majority of our outstanding shares of common stock issued and outstanding as of the record date. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will effectively be a vote against this proposal.

Recommendation

Our Board of Directors unanimously recommends that stockholders vote FOR the reverse stock split.

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PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed the firm EKS&H LLLP, Denver, Colorado, to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2018. While our Board is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, our Board is requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, our Board, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it believes that doing so would be in the best interests of our stockholders. If the stockholders do not ratify this appointment, our Board may reconsider, but might not change, its appointment.

EKS&H LLLP has served as our independent registered accounting firm since April 2015. Representatives of EKS&H LLLP are expected to be present at the annual meeting of stockholders.

The following table presents aggregate fees for professional services rendered by our independent registered public accounting firm, EKS&H LLLP, for the respective periods, all of which were approved by our full Board of Directors for fiscal 2016 and by the Audit Committee for fiscal 2017.

	Year Ended June 30,
	2017	2016
Audit fees (1)	132,000	199,000
Audit-related fees (2)	90,000	108,000
Tax fees (3)	-	4,000
Total Fees	222,000	311,000

(1)	Audit fees are comprised of annual audit fees and quarterly review fees.

(2)	Audit-related fees for both fiscal year 2016 and 2017 were comprised of fees related to registration statements, including for our May 2016 public offering and November 2016 public offering, respectively.

(3)	Tax fees are comprised of tax compliance, preparation and consultation fees.

Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm although, it has no written policy on this matter. Prior to engagement of the independent registered public accounting firm for the following year’s audit, management will submit to the Audit Committee for approval a description of services expected to be rendered during that year for each of following four categories of services:

Audit services include audit work performed in audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provisions of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

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Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Vote Required

Ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on these proposals.

Recommendation

The Board unanimously recommends that stockholders vote FOR the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.

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CORPORATE GOVERNANCE

Information about the Board of Directors

Board Composition

Our Board of Directors currently consists of five members. Directors elected at this meeting and each subsequent annual meeting will be elected for one-year terms or until their successors are duly elected and qualified.

Joshua Disbrow has served as our Chief Executive Officer since April 2015 and as the Chairman of our Board since July 2016. Our Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for us at that time.

Selection of Nominees for our Board of Directors

To be considered as a director nominee, an individual must have, among other attributes: high personal and professional ethics, integrity and values; commitment to our Company and stockholders; an inquisitive and objective perspective and mature judgment; availability to perform all Board and committee responsibilities; and independence. In addition to these minimum requirements, our Board will evaluate whether the nominee’s skills are complementary to the existing directors’ skills and our Board’s need for operational, management, financial, international, industry-specific or other expertise. We do not have a specific written policy with regard to the consideration of diversity in identifying director nominees. We focus on identifying nominees with experience, qualifications, attributes and skills to work with the other directors to serve the long-term interests of our stockholders. All those matters being equal, we do and will consider diversity a positive additional characteristic in potential nominees.

In addition to candidates submitted by Board members, director nominees recommended by stockholders will be considered. Stockholder recommendations must be made in accordance with the procedures described in the section titled “Stockholder Proposals” below and will receive the same consideration that other nominees receive. All nominees are evaluated by our Board to determine whether they meet the minimum qualifications and whether they will satisfy our Board’s needs for specific expertise at that time.

No stockholder has nominated anyone for election as a director at this annual meeting.

Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery. Our Compensation Committee consists of Mr. Cantrell (Chair), Mr. Dockery and Mr. Donofrio. Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at http://aytubio.com under the “Investor Relations—Corporate Governance” tab.

Audit Committee

Our Audit Committee consists of Mr. Donofrio (Chair), Mr. Cantrell and Mr. Dockery. The Audit Committee held 4 meetings during the year ended June 30, 2017. Each of Mr. Donofrio, Mr. Cantrell and Mr. Dockery satisfy the independence requirements of Rule 803(A)(2) of the NASDAQ listing rules and SEC Rule 10A-3. Our Audit Committee is responsible for, among other things:

●	appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

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●	reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor's independence;

●	reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

●	establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

●	investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the Audit Committee deems necessary;

●	determining compensation of the independent auditors and of advisors hired by the Audit Committee and ordinary administrative expenses;

●	reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

●	monitoring and evaluating the independent auditor's qualifications, performance, and independence on an ongoing basis;

●	reviewing reports to management prepared by the internal audit function, as well as management's response;

●	reviewing and assessing the adequacy of the formal written charter on an annual basis;

●	reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

●	handling such other matters that are specifically delegated to the Audit Committee by our board from time to time.

Our Board has determined that Mr. Donofrio qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The designation does not impose on Mr. Donofrio any duties, obligations or liabilities that are greater than those generally imposed on members of our Audit Committee and our board of directors.

Compensation Committee

Our Compensation Committee consists of Mr. Cantrell (Chair), Mr. Dockery and Mr. Donofrio. The Compensation Committee held 2 meetings during the year ended June 30, 2017. Each of Mr. Cantrell, Mr. Dockery and Mr. Donofrio satisfy the independence requirements of the NASDAQ listing rules. Our Compensation Committee is responsible for, among other things:

●	reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

●	reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

●	reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;

●	reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

●	reviewing and assessing, periodically, the adequacy of the formal written charter; and

●	such other matters that are specifically delegated to the Compensation Committee by our board from time to time.

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Pursuant to its written charter, our Compensation Committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. The Compensation Committee did not engage the services of outside advisors during fiscal year 2017. Additionally, our Compensation Committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers.

Nominating and Governance Committee

Our Nominating and Governance Committee consists of Mr. Dockery (Chair), Mr. Cantrell and Mr. Donofrio. The Nomination and Governance Committee held 0 meetings during the year ended June 30, 2017. Each of Mr. Dockery, Mr. Cantrell and Mr. Donofrio satisfy the independence requirements of the NASDAQ listing rules. It is responsible for, among other things:

●	identifying and screening candidates for our board, and recommending nominees for election as directors;

●	establishing procedures to exercise oversight of the evaluation of our Board and management;

●	reviewing the structure of our Board’s committees and recommending to our Board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

●	developing and reviewing our code of conduct, evaluating management's communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

●	reviewing and assessing the adequacy of the formal written charter on an annual basis; and

●	generally advising our Board on corporate governance and related matters.

Risk Oversight

Our Board of Directors is responsible for our Company’s risk oversight. In fulfilling that role, our Board focuses on our general risk-management strategy and the most significant risks facing our Company, and ensures that risk-mitigation strategies are implemented by management. Our Board oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company. Our Board seeks to minimize risks related to governance structure by implementing sound corporate governance principles and practices.

Family Relationships

Jarrett T. Disbrow, our Chief Operating Officer, is the brother of Joshua R. Disbrow, our Chief Executive Officer and a director. There are no other family relationships among or between any of our current or former executive officers and directors.

Executive Officers

Our executive officers are as follows:

Name	Age	Position

Joshua R. Disbrow	43	Chief Executive Officer
Jarrett T. Disbrow	43	Chief Operating Officer
David A. Green	55	Chief Financial Officer, Secretary, and Treasurer

Biographical information regarding Joshua R. Disbrow is set forth above.

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Jarrett T. Disbrow – Chief Operating Officer

Jarrett Disbrow has been employed by us since April 16, 2015. Prior to the closing of the Merger, Mr. Disbrow was the Chief Executive Officer of Vyrix Pharmaceuticals from November 2013. Mr. Disbrow joined Vyrix from Eurus Pharma LLC, or Eurus Pharma, where he held the position of general manager from 2011 to 2013. Prior to joining Eurus Pharma, Mr. Disbrow was the founder, president and chief executive officer of Arbor Pharmaceuticals, Inc., or Arbor Pharmaceuticals from 2006 to 2010. Following Arbor Pharmaceuticals’ acquisition in 2010, Mr. Disbrow remained with the company as vice president of commercial development. Prior to founding Arbor Pharmaceuticals in 2006, he was head of marketing for Accentia Biopharmaceuticals, Inc. from 2002 to 2006. Mr. Disbrow began his career with GlaxoWellcome, Inc. (now GlaxoSmithKline plc) from 1997 to 2001, where he held positions of increasing responsibility in sales and later marketing. Mr. Disbrow received a BS in business management from North Carolina State University in Raleigh, NC. Mr. Disbrow served on our Board of Directors from April 2015 to July 2016.

David A. Green – Chief Financial Officer, Secretary and Treasurer

Mr. Green has served as our Chief Financial Officer, Secretary and Treasurer since December 18, 2017. Prior to joining the Company, Mr. Green served as Chief Accounting Officer from May 2016 until February 2017 at Intarcia Therapeutics, Inc., a biopharmaceutical company currently engaged in late stage clinical development. Mr. Green was a Consultant at DAG Advisors, a position he held since October 2014. From February 2012 until October 2014, he was Chief Financial Officer of Catheter Connections, a commercial-stage medical device company that was acquired by Merit Medical. Preceding Catheter Connections, Mr. Green was CFO at Specialized Health Products International, a publicly traded medical device company that was acquired by C.R. Bard. Prior to his time serving in senior financial leadership roles at commercial-stage specialty life sciences companies, Mr. Green was a Managing Director at Duff & Phelps, a global investment banking and corporate finance advisory firm for nearly a decade. Mr. Green was also a founding member of Ernst & Young's Palo Alto Center for Strategic Transactions, where he advised the firm's clients on using strategic transactions to accelerate growth. Mr. Green earned a Bachelor of Science from the State University of New York, a Master of Business Administration from the University of Rochester, and is a Certified Public Accountant.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K promulgated under the Securities Act.

Code of Ethics

We have adopted a written code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer. We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC. This code of ethics and business conduct can be found in the corporate governance section of our website, http://aytubio.com.

Information Regarding Meetings of the Board

The business of our Company is under the general oversight of our Board of Directors as provided by the Delaware General Corporation Law and our bylaws. During the fiscal year ended June 30, 2017, our Board held 14 meetings and also conducted business by written consent. Each person who was a director during fiscal 2017 attended at least 75% of the Board meetings and the committees on which he served. We do not have a formal written policy with respect to Board members’ attendance at our annual meetings of stockholders, but we encourage them to do so.

We have not adopted a policy with regard to board members’ attendance at annual meetings of stockholders. All of our directors attended our 2017 annual meeting of stockholders.

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Director Independence

Four of our five directors are independent under the NASDAQ listing rules. The other director, Joshua Disbrow, is not independent due to being an executive officer of our Company.

Stockholder Proposals

Our bylaws establish procedures for stockholder nominations for elections of directors and bringing business before any annual meeting or special meeting of stockholders. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered to our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. These notice deadlines are the same as those required by the SEC’s Rule 14a-8.

Pursuant to the bylaws, a stockholder’s notice must set forth among other things: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder; and (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

There have been no changes to these nominating procedures since the adoption of the bylaws.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with our Board of Directors or specified individual directors by writing to:

Board of Directors (or name of individual director)
c/o Secretary
Aytu BioScience, Inc.
373 Inverness Parkway, Suite 206
Englewood, Colorado 80112

We will forward all communications from stockholders to our full Board of Directors, to non-management directors or to an individual director that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We describe below all transactions and series of similar transactions, other than compensation arrangements, during the last two fiscal years, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Services Agreement

In July 2015, Aytu entered into an agreement with Ampio, whereby Aytu agreed to pay Ampio a set amount per month for shared overhead, which included costs related to the shared corporate staff and other miscellaneous overhead expenses. This agreement was amended in November 2015, April 2016, July 2016, and again in January 2017 resulting in payments by us of $12,000 per month. This agreement was terminated in June 2017. Ampio was our largest stockholder during part of this period.

Sponsored Research Agreement

In June 2013, Luoxis entered into a sponsored research agreement with TRLLC, an entity controlled by Ampio’s director and Chief Scientific Officer, Dr. David Bar-Or. The agreement, which was amended in January 2015 and provided for Luoxis (now Aytu) to pay $6,000 per month to TRLLC in consideration for services related to research and development of the Oxidation-Reduction Potential platform. In March 2014, Luoxis also agreed to pay a sum of $615,000 which was being amortized over the contractual term of 60.5 months and was divided between current and long-term on the balance sheet; as of September 2014, this amount had been paid in full. This agreement was terminated in March 2017.

Review, Approval or Ratification of Transactions with Related Persons

Effective upon its adoption in July 2016, pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties. Our policies and procedures for review and approval of transactions with related persons are in writing in our Code of Conduct and Ethics available on our website at http://aytubio.com under the “Investor Relations—Corporate Governance” tab.

Prior to the adoption of the Audit Committee Charter, and due to the small size of our Company, we did not have a formal written policy regarding the review of related party transactions, and relied on our Board of Directors to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board of Directors reviewed any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 3, 2018, for:

●	each beneficial owner of more than 5% of our outstanding common stock;

●	each of our directors and named executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include common stock that can be acquired within 60 days of May 3, 2018. The percentage ownership information shown in the table is based upon 35,883,069 shares of common stock outstanding as of May 3, 2018.

Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options and warrants held by that person that are immediately exercisable or exercisable within 60 days of May 3, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*). The information in the table below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the directors, executive officers and named beneficial owners are in care of Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Highbridge Capital Partners , LLC (1)	1,986,600	5.5%
1992 MSF International Ltd. (1)	1,986,600	5.5%
Bigger Capital Fund, LP (2)	1,885,100	5.2%
Bigger Capital Fund GP, LLC (2)	1,885,100	5.2%
Michael Bigger (2)	1,885,100	5.2%

Directors and Named Executive Officers:
Joshua R. Disbrow(3)	846,168	2.3%
Jarrett T. Disbrow(4)	793,262	2.2%
David Green(5)	208,200	*
Michael Macaluso(6)	56,802	*
Carl C. Dockery(7)	95,865	*
John Donofrio(8)	54,000	*
Gary Cantrell(9)	57,521	*
All directors and executive officers as a group (seven persons)	2,111,818	5.8%

*	Represents beneficial ownership of less than 1%.

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(1)	Based on Schedule 13G filed with the SEC on March 12, 2018. The address of the stockholder is 40 West 57th Street, 32nd Floor, New York, New York 10019. Highbridge Capital Management, LLC, as the trading manager of 1992 MSF International Ltd., may be deemed to be the beneficial owner of the 1,986,600 shares of common stock held by 1992 MSF International Ltd.

(2)	Based on Schedule 13G filed with the SEC on March 8, 2018. The address of the stockholder is 159 Jennings Road, Suite 3000, Cold Spring Harbor, NY, 11724. Includes 1,610,100 shares and 275,000 shares issuable upon exercise of warrants. Does not include 1,610,000 shares underlying warrants which are not exercisable to the extent such exercise would result in the holder owning more than 4.99% of the Company’s outstanding shares of common stock. Bigger Capital Fund GP, LLC (“Bigger GP”), as the general partner of Bigger Capital Fund, LP (“Bigger Capital”), may be deemed to beneficially own the 1,610,100 shares of common stock beneficially owned by Bigger Capital. Mr. Bigger, as the managing member of Bigger GP, may be deemed to beneficially own the 1,610,100 shares of common stock beneficially owned by Bigger GP.

(3)	Consists of (i) 331,449 shares, (ii) 159,500 restricted shares, (iii) 2,667 vested options to purchase shares of stock, and (iv) 352,552 shares issuable upon the exercise of warrants. Does not include 2,328 shares held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a-8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.

(4)	Consists of (i) 331,240 shares, (ii) 108,250 restricted shares, (iii) shares underlying 2,667 vested options to purchase shares of common stock and (iv) 351,105 shares issuable upon the exercise of warrants. Does not include 2,328 shares held by an irrevocable trust for estate planning in which Mr. Disbrow is a beneficiary. Mr. Disbrow does not have or share investment control over the shares held by the trust, Mr. Disbrow is not the trustee of the trust (nor is any member of Mr. Disbrow’s immediate family) and Mr. Disbrow does not have or share the power to revoke the trust. As such, under Rule 16a-8(b) and related rules, Mr. Disbrow does not have beneficial ownership over the shares purchased and held by the trust.

(5)	Consists of (i) 66,600 shares, (ii) 75,000 restricted shares, and (iii) 66,600 shares issuable upon the exercise of warrants.

(6)	Consists of (i) 1,489 shares, (ii) 53,250 restricted shares, and (iii) shares underlying vested options to purchase 2,063 shares of common stock.

(7)	Consists of (i) 53,250 restricted shares, (ii) shares underlying vested options to purchase 750 shares of common stock, and (iii) 41,865 shares held by Alpha Venture Capital Partners, L.P Mr. Dockery is the President of the general partner of Alpha Venture Capital Partners, L.P. and therefore may be deemed to beneficially own the shares beneficially owned by Alpha Venture Capital Partners, L.P.

(8)	Consists of (i) 53,250 restricted shares, and (ii) shares underlying vested options to purchase 750 shares of common stock.

(9)	Consists of (i) 53,250 restricted shares, (ii) 3,521 shares, and (iii) vested options to purchase 750 shares of common stock.

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DIRECTOR COMPENSATION

Our current compensation package for non-employee directors, effective July 1, 2017, consists of: an annual cash retainer of $40,000 for the board chair, $25,000 for each other director, $10,000 for each committee chair and $5,000 for each other committee member; a grant of 3,250 restricted shares of stock upon appointment to the board; and an annual stock option grant of 750 shares thereafter.

The following table provides information regarding all compensation paid to non-employee directors of our Company during the fiscal year ended June 30, 2017

Name	Fees Earned or Paid in Cash	Stock Option Awards (1)	All Other Compensation (2)	Total
Gary V. Cantrell (3)	$45,000	$46,860	$209,950	$301,810
Carl C. Dockery (3)	$45,000	$20,840	$209,950	$275,790
John A. Donofrio Jr (3)	$45,000	$46,860	$209,950	$301,810
Michael Macaluso (3)	$25,000	$70,331	$209,950	$305,281

(1)	This column reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASC, Topic 718.

(2)	This column reflects the aggregate grant date fair value of restricted stock.

(3)	As of June 30, 2017, the number of shares underlying options and restricted shares held by each non-employee director was as follows: 750 options and 3.250 restricted shares for Mr. Cantrell; 334 options and 3,250 restricted shares for Mr. Dockery; 750 options and 3,250 restricted shares for Mr. Donofrio; 1,125 options and 3,250 restricted shares for Mr. Macaluso. Gary V. Cantrell and John A. Donofrio Jr. were each appointed a director in July 2016 and therefore received no compensation or equity awards from our Company in the fiscal year ended June 30, 2016.

EXECUTIVE COMPENSATION

In accordance with Item 402 of Regulation S-K promulgated by the SEC, we are required to disclose certain information regarding the makeup of and compensation of our Company’s named executive officers. In establishing executive compensation, our Board of Directors is guided by the following goals:

●	compensation should consist of a combination of cash and equity awards that are designed to fairly pay the executive officers for work required for a company of our size and scope;

●	compensation should align the executive officers’ interests with the long-term interests of stockholders; and

●	compensation should assist with attracting and retaining qualified executive officers.

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Summary Compensation Table

The following table sets forth all cash compensation earned, as well as certain other compensation paid or accrued for the years ended June 30, 2017 and 2016 to each of the following named executive officers.

							Change in Pension Value and
						Non-Equity Incentive	Nonqualified Deferred
				Stock	Option	Plan	Compensation	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Award ($)	Award ($)(1)	Compensation ($)	Earnings ($)	Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Named Executive Officers

Joshua R. Disbrow
ChiefExecutive Officer	2017	250,000	-	614,000	189,000	-	-	-	1,053,000
since December 2012	2016	250,000	313,000	-	559,000	-	-	-	1,122,000

Jarrett T. Disbrow
Chief Operating Officer, Secretary	2017	250,000	-	533,000	189,000	-	-	-	972,000
and Treasurer	2016	250,000	288,000	-	559,000	-	-	-	1,097,000

Gregory A. Gould (2)
Chief Financial Officer	2017	10,000	-	533,000	79,000	-	-	-	622,000
since June 2014	2016	-	250,000	-	-	-	-	-	250,000

Jonathan H. McGrael (3)
VP of Commercial Operations	2017	144,000	75,000	452,000	91,000	-	-	61,000 (4)	823,000
	2016	140,000	238,000	-	186,000	-	-	13,000 (4)	577,000

(1)	Option awards are reported at fair value at the date of grant. See Item 15 of Part IV, “Notes to the Financial Statements — Note 10 — Equity Instruments” in the 2017 10-K.

(2)	Mr. Gould was appointed to Chief Financial Officer, Secretary and Treasurer full time effective June 16, 2017. He resigned effective November 15, 2017.

(3)	Mr. McGrael was hired in September 2015 and he resigned in March 2017.

(4)	Represents reimbursed relocation expenses and severance.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. Executives are reimbursed for business expenses directly related to Aytu business activities, such as travel, primarily for business development as we grow and expand our product lines. On average, each executive incurs between $1,000 to $3,000 of out-of-pocket business expenses each month. The executive management team meets weekly and determines which activities they will work on based upon what we determine will be the most beneficial to our Company and our shareholders. No interest is paid on amounts reimbursed to the executives.

In July 2016, our Board of Directors approved a common stock option repricing program whereby previously granted and unexercised options held by our then current employees, consultants and directors with exercise prices above $120.00 per share were repriced on a one-for-one basis to $64.60 per share which represented the per share fair value of our common stock as of the date of the repricing. There was no other modification to the vesting schedule of the previously issued options. As a result, 15,803 unexercised options originally granted to purchase common stock at prices ranging from $134.40 to $362.40 per share were repriced under this program.

In March 2017, our Board of Directors approved a common stock option repricing program whereby all previously granted and unexercised options were repriced on a one-for-one basis to $16.40 per share which represented the closing price of our common stock as of the date of the repricing. There was no other modification to the vesting schedule of the previously issued options. As a result, 36,834 unexercised options originally granted to purchase common stock at prices ranging from $64.60 to $1,051.20 per share were repriced under this program.

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Outstanding Equity Awards

The following table contains certain information concerning unexercised options for the named executive officers as of June 30, 2017.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentie Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Named Executive Officers
Joshua R. Disbrow	834	1,666	-	$16.40	11/11/2025	9,500	112,100	-	-
Joshua R. Disbrow	1,000	2,000	-	$16.40	7/7/2026	-	-	-	-

Jarrett T. Disbrow	834	1,666	-	$16.40	11/11/2025	8,250	97,350	-	-
Jarrett T. Disbrow	1,000	2,000	-	$16.40	7/7/2026	-	-	-	-

Gregory A. Gould	1,042	-	-	$16.40	11/11/2025	825	97,350	-	-
Gregory A. Gould	417	833	-	$16.40	7/7/2026	-	-	-	-

Jonathan H. McGrael	834	-	-	$16.40	11/11/2025	-	-	-	-
Jonathan H. McGrael	1,167	-	-	$16.40	7/7/2026	-	-	-	-

Based on $11.80 per share which was the closing price of our common stock on OTCQX on June 30, 2017, the last trading day of that fiscal year.

Employment Agreements

We have entered into an employment agreement with each of Joshua Disbrow, Jarrett Disbrow and Gregory Gould in connection with their employment as our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, respectively. Each agreement is for a term of 24 months beginning on April 16, 2017, April 16, 2017, and June 16, 2017, respectively, subject to termination by us with or without Cause or as a result of officer’s disability, or by the officer with or without Good Reason (as discussed below). Each executive is entitled to receive $250,000 in annual salary subject to increases based upon recommendation from the compensation committee, plus a discretionary performance bonus with a target of 125% of his base salary. Each executive is also eligible to participate in the benefit plans maintained by us from time to time, subject to the terms and conditions of such plans. Mr. Gould resigned as our Chief Financial Officer effective November 15, 2017.

Payments Provided Upon Termination for Good Reason or Without Cause

Pursuant to the employment agreements, in the event the officer’s employment is terminated without Cause by us or the officer terminates his employment with Good Reason, we will be obligated to pay him any accrued compensation and a lump sum payment equal to two times his base salary in effect at the date of termination, as well as continued participation in the health and welfare plans for up to two years. All vested stock options shall remain exercisable from the date of termination until the expiration date of the applicable award. So long as a Change in Control is not in effect, then all options which are unvested at the date of termination Without Cause or for Good Reason shall be accelerated as of the date of termination such that the number of option shares equal to 1/24th the number of option shares multiplied by the number of full months of such officer’s employment shall be deemed vested and immediately exercisable by the officer. Any unvested options over and above the foregoing shall be cancelled and of no further force or effect, and shall not be exercisable by such officer.

“Good Reason” with respect to the agreements means, without the officer’s written consent, there is:

●	a material reduction in the officer’s overall responsibilities or authority, or scope of duties (it being understood that the occurrence of a Change in Control shall not, by itself, necessarily constitute a reduction in the officer’s responsibilities or authority);

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●	a material reduction of the level of the officer’s compensation (excluding any bonuses) (except where there is a general reduction applicable to the management team generally, provided, however, that in no case may the base salary be reduced below certain specified amounts); or

●	a material change in the principal geographic location at which the officer must perform his services.

“Cause” with respect to the agreements means:

●	conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendere with respect to, any crime, other than a traffic violation or a misdemeanor;

●	willful malfeasance or willful misconduct by the officer in connection with his employment;

●	gross negligence in performing any of his duties;

●	willful and deliberate violation of any of our policies;

●	unintended but material breach of any written policy applicable to all employees adopted by us which is not cured to the reasonable satisfaction of the board;

●	unauthorized use or disclosure of any proprietary information or trade secrets of us or any other party as to which the officer owes an obligation of nondisclosure as a result of the officer’s relationship with us;

●	willful and deliberate breach of his obligations under the employment agreement; or

●	any other material breach by officer of any of his obligations which is not cured to the reasonable satisfaction of the board.

The severance benefits described above are contingent on each officer executing a general release of claims.

Payments Provided Upon a Change in Control

Pursuant to the employment agreements, in the event of a Change in Control of us, all stock options, restricted stock and other stock-based grants granted or may be granted in the future by us to the officers will immediately vest and become exercisable.

“Change in Control” means: the occurrence of any of the following events:

●	the acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (the “Acquiring Person”), other than us, or any of our Subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3- promulgated under the Exchange Act) of 50% or more of the combined voting power or economic interests of the then outstanding voting securities of us entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes); or

●	the acquisition of us by another entity by means of any transaction or series of related transactions to which we are party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of the voting securities of us outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in us held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of us or such other surviving or resulting entity (or if we or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

●	the sale or other disposition of all or substantially all of the assets of us in one transaction or series of related transactions.

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Our only obligation to Joshua Disbrow, Jarrett Disbrow and Gregory Gould had a Change in Control occurred as of June 30, 2017, would have been the acceleration of the vesting of all options held by them at that date. On June 30, 2017, the closing price of our common stock was below the exercise price for all of the options held by Joshua Disbrow, Jarrett Disbrow and Gregory Gould and therefore there would have been no economic benefit to them upon the acceleration of vesting of those options.

Effective December 18, 2017, David A. Green was appointed to serve as Chief Financial Officer, Secretary and Treasurer of the Company.

In connection with his appointment, Mr. Green and the Company entered into an employment agreement, effective December 18, 2017. Pursuant to the terms of the employment agreement, Mr. Green shall receive a base salary at an annual rate of $250,000 and is eligible for a discretionary annual bonus of up to 50% of his base salary as determined by the Compensation Committee of the Board. As further consideration for Mr. Green’s services, the Company agreed to grant to Mr. Green, on or promptly after January 1, 2018, 75,000 restricted shares of the Company’s common stock pursuant to the Company’s 2015 Stock Option and Incentive Plan.

The employment agreement may be terminated by the Company with or without Cause, as defined in the employment agreement, or as a result of employee’s Disability, as defined in the employment agreement or by Mr. Green with our without Good Reason, as defined in the employment agreement. Pursuant to the terms of the employment agreement, if the Company ends the term for Cause, if Mr. Green resigns for reasons other than Good Reason, or if Mr. Green dies while employed by the Company, he will be entitled to his Accrued Compensation, as defined in the employment agreement. In the event the Company terminates Mr. Green’s employment without Cause, or because of Disability, or Mr. Green terminates employment with Good Reason, he shall be entitled to his Accrued Compensation, as defined in the employment agreement and a lump sum equal to 100% of this base salary as well as continued participation in our health and welfare plans for up to twelve months. In addition, Mr. Green’s restricted shares shall vest in accordance with the terms of the restricted stock agreement.

The employment agreement further provides that, upon the occurrence of a Change of Control, as defined therein, all stock options, restricted stock and other stock-based grants issued to Mr. Green shall immediately and irrevocably vest and become exercisable upon the occurrence of a Change of Control.

STOCKHOLDER COMMUNICATIONS

Stockholders may send any communications regarding Company business to the Board in care of our Corporate Secretary at our principal executive offices located at 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. The Secretary will forward all such communications to the addressee.

AUDITOR MATTERS

Our Board of Directors has reviewed and discussed with management our audited financial statements for the fiscal year ended June 30, 2017, which were audited by EKS&H LLLP, our independent registered public accounting firm. Our Board discussed with EKS&H LLLP the matters required to be discussed pursuant to Auditing Standards 16, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Our Board received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with our Board concerning independence, and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Our Board also considered whether the provision of services other than the audit of our financial statements for the fiscal year ended June 30, 2017 were compatible with maintaining EKS&H LLLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, our Board of Directors approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 for filing with the SEC.

28

DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

Under our bylaws, stockholder proposals to be considered at our 2019 annual meeting must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, or if no annual meeting was held in the prior year, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting or, if it is later, the 10th day following the date on which the date of the annual meeting is first publicly announced or disclosed by us. Under SEC Rule 14a-8, in order for a stockholder proposal to be included in our proxy solicitation materials for our 2019 Annual Meeting of Stockholders, it must be delivered to our Corporate Secretary at our principal executive offices by January 9, 2019; provided, however, that if the date of the 2019 annual meeting is more than 30 days before or after the date of the 2018 annual meeting, notice by the stockholder must be delivered a reasonable time before the company begins to print and send its proxy materials. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to David Green, Corporate Secretary, Aytu BioScience, Inc., 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112.

COSTS OF PROXY SOLICITATION

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. In addition, we have engaged The Proxy Advisory Group, LLC (“Proxy Advisor Group”) as a proxy solicitor to assist with soliciting proxies. We paid Proxy Advisory Group an initial fee of $8,000 upon their engagement, and have agreed to pay Proxy Advisory Group an additional success fee of $12,000, payable upon stockholder approval of all matters to be considered at the Annual Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (720) 437-6580 or by mailing a request to 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2017 as filed with the SEC is accessible free of charge on its website at www.sec.gov. It contains audited financial statements covering the fiscal years ended June 30, 2017 and 2016. You can request a copy of our Annual Report on Form 10-K free of charge by calling (720) 437-6580 or by mailing a request to our Corporate Secretary, 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112. Please include your contact information with the request.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by regulations under the Securities Exchange Act to furnish us with copies of all forms they file under Section 16(a).

Based solely on our review of the copies of forms we have received, we believe that all such required reports were timely filed during fiscal 2017, except for the following: John Donofrio Jr. filed a Form 4 late, resulting in one transaction not being reported on a timely basis.

29

Appendix A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
AYTU BIOSCIENCE, INC.

Aytu BioScience, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: The name of the corporation is Aytu BioScience, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on June 8, 2015 under the name Aytu BioScience, Inc. This Certificate of Amendment as duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

SECOND: That the first section of Article IV entitled “Capital Stock” of the Certificate of Incorporation of this corporation shall be deleted in its entirety and replaced with the following:

“CAPITAL STOCK”

The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred Fifty Million (350,000,000), of which (i) Three Hundred Million (300,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) Fifty Million (50,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Undesignated Preferred Stock”).

Except as otherwise provided in any certificate of designations of any series of Undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Undesignated Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.

The powers, preferences and rights of, and the qualifications, limitations and restrictions upon, each class or series of stock shall be determined in accordance with, or as set forth below in, this Article IV.

THIRD: That said Certificate of Amendment, which amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this __ day of ____ 2018.

Joshua R. Disbrow, Chief Executive Officer

Appendix B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
AYTU BIOSCIENCE, INC.

Aytu BioScience, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST: The name of the corporation is Aytu BioScience, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on June 8, 2015 under the name Aytu BioScience, Inc. This Certificate of Amendment as duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

SECOND: That Article IV, Section 1 of the Certificate of Incorporation of this corporation is amended by adding the following paragraph:

“Effective as of 4:30 p.m. Eastern Daylight Time on ________, 201_ (the “Effective Time”), a one-for-__ reverse stock split of the Corporation’s common stock shall become effective, pursuant to which each _____ shares of common stock, par value $0.0001 per share, issued and outstanding or held as treasury shares at the Effective Time (hereinafter called “Old Common Stock”), shall be reclassified and combined into one share of common stock, par value $0.0001 per share (hereinafter called “Common Stock”), automatically and without any action by the holder thereof, subject to the treatment of fractional shares, and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination, rather stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the reclassification and combination shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests. As soon as practicable following the Effective Time, the Corporation will notify its stockholders of record as of the Effective Time to transmit outstanding share certificates to the Corporation’s exchange agent and registrar (“Exchange Agent”) and the Corporation will cause the Exchange Agent to issue new certificates or book entries representing one share of common stock for every ______ shares transmitted and held of record as of the Effective Time. The Corporation’s authorized shares of Common Stock, each having a par value of $0.0001 per share, shall not be changed.”

THIRD: That said Certificate of Amendment, which amends the provisions of this corporation’s Certificate of Incorporation, has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, this Certificate of Amendment of Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of ___ 201__.

AYTU BIOSCIENCE, INC.

373 Inverness Parkway, Suite 206

Englewood, Colorado 80112

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joshua R. Disbrow and David Green as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Aytu BioScience, Inc. held of record by the undersigned on May 3, 2018, at the Annual Meeting of Shareholders to be held at the Aytu Corporate Office at 373 Inverness Pkwy, Ste 206, Englewood, CO 80112, on June 27, 2018, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

AYTU BIOSCIENCE, INC.

June 27, 2018

PROXY VOTING INSTRUCTION

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-579-1639 in the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER
Vote online/phone until 11:59 PM EDT the day before the meeting.	ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:

The Notice of Annual Meeting of Stockholders and Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES IN PROPOSAL 1 AND
“FOR” PROPOSALS 2, 3, AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.	The election as director of the nominees listed below.

NOMINEES:	FOR	WITHHOLD
o Joshua R. Disbrow	☐	☐
o Gary V. Cantrell	☐	☐
o Carl C. Dockery	☐	☐
o John A. Donofrio Jr.	☐	☐
o Michael Macaluso	☐	☐

2.	The approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 300,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number up to 1-for-20, as determined by our board of directors, at any time that is up to one year after the date of our 2018 annual meeting of shareholders if and as determined by our board of directors	FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	The ratification of EKS&H, LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting, the 2017 Annual Report and Annual Report on Form 10-K.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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